================================================================================

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 13, 2002

                                  YP.NET, INC.
--------------------------------------------------------------------------------
             (Exact name or registrant as specified in its charter)

            Nevada                   000-24217                  85-0206668
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


            4840 East Jasmine Street, Suite 105, Mesa, Arizona   85205
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)

Registrant's  telephone  number,  including  area  code     (480) 654-9646
                                                        -----------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item  1.  Changes  in  Control  of  Registrant.
          ------------------------------------

               Not applicable.

Item  2.  Acquisition  or  Disposition  of  Assets.
          ----------------------------------------

               Not applicable.

Item  3.  Bankruptcy  or  Receivership.
          ----------------------------

               Not applicable.

Item  4.  Change  in  Registrant's  Certifying  Accountant.
          ------------------------------------------------

               Not applicable.

Item  5.  Other  Events.
          -------------

               Concurrently with the filing of the YP.Net, Inc., a Nevada corporation (the "Company"), Form 10-QSB for the period ended June 30, 2002, Angelo Tullo, the Company's Chief Executive Officer, provided to the SEC the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350. Please see the Company's Form 10-QSB filed with the Securities and Exchange Commission for the period ended June 30, 2002, for more information.

Item  6.  Resignation  of  Registrant's  Directors.
          ----------------------------------------

               Not applicable.

Item  7.  Financial Statements, Proforma Financial Information and Exhibits.
          -----------------------------------------------------------------

               Not applicable.

Item  8.  Change  in  Fiscal  Year.
          ------------------------

               Not applicable.

Item  9.  Regulation  FD  Disclosure.
          --------------------------

               See Item 5, above.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              YP.NET, INC.


Dated:  August 13, 2002                        /s/  Angelo  Tullo
                                              ----------------------------------
                                              Angelo Tullo
                                              Chief Executive Officer